UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2009
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 646-4100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1

ITEM 1.01 Entry into a Material Definitive Agreement.
On April 15, 2009, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”), PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, and certain Subsidiary Guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, DnB Nor Markets, Inc., Fortis Securities LLC, SG Americas Securities LLC, ING Financial Markets LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc. (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $350 million aggregate principal amount of 8.75% Senior Notes due 2019 (the “Notes”), subject to the terms and conditions therein.
The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-155671) filed with the Securities and Exchange Commission on November 25, 2008 (the “Registration Statement”), and are described in a Prospectus Supplement dated April 15, 2009 (the “Prospectus Supplement”) to the Prospectus, dated December 11, 2008, included in the Registration Statement.
The terms of the Notes are more fully described in the Fifteenth Supplemental Indenture (the “Supplemental Indenture”), anticipated to be dated April 20, 2009, between the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 among the Issuers and the Trustee.
The closing of the underwritten public offering of the Notes is scheduled to occur on April 20, 2009.
The Underwriting Agreement, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated April 15, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, the Subsidiary Guarantors named therein, and Banc of America Securities LLC, BNP Paribas Securities Corp., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, DnB Nor Markets, Inc., Fortis Securities LLC, SG Americas Securities LLC, ING Financial Markets LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc., as Underwriters.

4.1	Form of Fifteenth Supplemental Indenture, to be dated April 20, 2009, among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 8.75% Senior Notes due 2019 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By: Name:	/s/ Tim Moore Tim Moore
Title:	Vice President
Date: April 20, 2009

2

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated April 15, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, the Subsidiary Guarantors named therein, and Banc of America Securities LLC, BNP Paribas Securities Corp., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, DnB Nor Markets, Inc., Fortis Securities LLC, SG Americas Securities LLC, ING Financial Markets LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc., as Underwriters.

4.1	Form of Fifteenth Supplemental Indenture, to be dated April 20, 2009, among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 8.75% Senior Notes due 2019 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).